UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2004

                             Spectrum Control, Inc.
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              Exact name of registrant as specified in its charter

       Pennsylvania                  0-8796                      25-1196447
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)

8031 Avonia Road;  Fairview, Pennsylvania                           16415
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (814) 474-2207


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         (Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

      (c) Exhibits - 99.1 Press Release of Spectrum Control, Inc. dated February 27, 2004

            On February 27, 2004, Spectrum Control, Inc. issued a press release announcing it had acquired all of the outstanding common stock of Salisbury Engineering, Inc. A copy of the press release is attached as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         SPECTRUM CONTROL, INC.
                                               (Registrant)

Date: February 27, 2004                      By:     /s/ John P. Freeman
                                                 ---------------------------
                                                        (Signature)
                                                    Senior Vice President
                                                 and Chief Financial Officer